UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
Current Report
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Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 28, 2017
Date of Report (Date of earliest event reported)

HANCOCK HOLDING COMPANY
(Exact name of registrant as specified in its charter)
_____________

Commission file number : 001-36872

Mississippi	64-0693170
(State of incorporation)	(I.R.S. Employer Identification No.)

One Hancock Plaza
2510 14th Street
Gulfport, Mississippi	39501
(Address of principal executive offices)	(Zip Code)
(228) 868-4000
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.
On April 28, 2017, Hancock Holding Company (the "Company") issued a press release announcing that its bank subsidiary, Whitney Bank, had entered into an agreement to purchase certain assets and assume certain liabilities of First NBC Bank ("FNBC") from the Federal Deposit Insurance Corporation (the "FDIC") as the receiver for the Louisiana Office of Financial Institutions (OFI) following the OFI's determination to close FNBC.  A copy of the press release is furnished hereto as Exhibit 99.1.  The Company also made available certain investor materials relating to the transaction, which are furnished hereto as Exhibit 99.2.  In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01. Exhibits.
(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 28, 2017

Exhibit 99.2	Investor Materials

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer
Date: April 28, 2017

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 28, 2017

Exhibit 99.2	Investor Materials